SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 23, 2003

Polar Molecular Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50341	42-1339746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4600 South Ulster Street, Suite 940, Denver, CO 80237

(Address of Principal Executive Office)

(303) 221-1908

(Registrant’s telephone number, including area code)

ITEM 4. Changes in Registrant’s Certifying Accountant

This Report on Form 8-K/A amends the Report on Form 8-K filed by the Polar Molecular Holding Corporation (the “Company”) on September 23, 2003 regarding a change in its certifying accountants (the “Disclosure”). The Disclosure is incorporated herein in its entirety by reference.

This amendment to the Disclosure is filed pursuant to Item 304(a)(3) of Regulation S-K to include two letters from Deloitte & Touche LLP (“Deloitte”) regarding Deloitte’s concurrence or disagreement with the Disclosure, which the Company received on October 15. Those letters are filed as Exhibits 16.1 and 16.2 and are incorporated herein in their entirety by reference.

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP dated October 13, 2003.

16.2	Letter from Deloitte & Touche LLP dated October 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLAR MOLECULAR CORPORATION

Dated: October 17, 2003	By:	/s/ Mark L. Nelson

Mark L. Nelson President & CEO

EXHIBIT INDEX

16.1	Letter from Deloitte & Touche LLP dated October 13, 2003.

16.2	Letter from Deloitte & Touche LLP dated October 13, 2003.